PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2024
Prepaid Expenses And Other Current Assets
SCHEDULE OF PREPAID EXPENSE AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of:

	December 31,
	2024	2023
	(in thousands)
Value-added tax receivable	$1,614	$1,547
Prepaid income taxes	4,476	3,165
Advances to suppliers	3,515	3,541
Prepaid expenses	485	565
Insurance recoveries	-	4,984
Other current assets	1,390	1,603
Total	$11,480	$15,405